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[LOGO OF METLIFE INVESTORS]                                INDIVIDUAL VARIABLE                        SEND APPLICATION AND CHECK TO:
                                                           ANNUITY APPLICATION                               FIRST METLIFE INVESTORS
Home Office Address (no correspondence)                                                                            INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                                                           Policy Service Office: P.O. Box 10426
                                                                                                         Des Moines, Iowa 50306-0426
Protected Equity Portfolio (PEP)                                                         FOR ASSISTANCE CALL: 800-789-3662, OPTION 2
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)         (Middle)      (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)         (City)       (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

  _______________________________________________________________  Social
  Name         (First)         (Middle)      (Last)                Security/Tax ID Number             -            -
                                                                                          ___________   ___________   ___________


                                                                   Sex [ ] M  [ ] F        Date of Birth/Trust ______/______/______

  _______________________________________________________________
  Address      (Street)         (City)       (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)         (Middle)      (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)         (City)       (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

  Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
  Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
  OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
  BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                           6. PURCHASE PAYMENT
____________________________________________________________________________________   _____________________________________________

  [ ] NON-QUALIFIED                                                                    Funding Source of Purchase Payment
  QUALIFIED                                                                            __________________________________
  [ ] 401
  [ ] 403(b) TSA ROLLOVER*                                                             [ ] 1035 Exchange    [ ] Check      [ ] Wire

  408 IRA* (check one of the options listed below)                                     Purchase
                                                                                       Payment $ ___________________________________
  Traditional IRA             SEP IRA                      Roth IRA                                  Make Check Payable to First
  _______________             _______                      ________                                  MetLife Investors

  [ ] Transfer                [ ] Transfer                 [ ] Transfer                (Estimate dollar amount for 1035 exchanges,
  [ ] Rollover                [ ] Rollover                 [ ] Rollover                transfers, rollovers, etc.)
  [ ] Contribution - Year____ [ ] Contribution - Year____  [ ] Contribution-Year____
                                                                                       Minimum Purchase Payment:
  *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                      $10,000 Non-Qualified  $10,000 Qualified
____________________________________________________________________________________   _____________________________________________

6404 (6/05)                                                                                                                APPVAPPNY
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_________________________________________________________________

SIGNATURES                                                          8. REPLACEMENTS
_________________________________________________________________   ________________________________________________________________

7. SPECIAL REQUESTS                                                 Does the applicant have any existing life insurance policies or
                                                                    annuity contracts?                               [ ] Yes [ ] No

                                                                    Is this annuity being purchased to replace any existing life
                                                                    insurance or annuity policy(ies)?                [ ] Yes [ ] No

                                                                    If "Yes," applicable disclosure and replacement
                                                                    forms must be attached.
                                                                    ________________________________________________________________

                                                                    9. ACKNOWLEDGEMENT AND AUTHORIZATION
                                                                    ________________________________________________________________

                                                                    I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity
                                                                    Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR
                                                                    WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS
                                                                    TO DOLLAR AMOUNT.
                                                                    ________________________________________________________________

                                                                    ________________________________________________________________



                                                                    ________________________________________________________________
                                                                        (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)

                                                                    ________________________________________________________________
                                                                                     (JOINT OWNER SIGNATURE & TITLE)

                                                                    ________________________________________________________________
                                                                               (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)


                                                                    Signed at _________________________________________________
                                                                                       (City)                  (State)



                                                                    Date ______________________________________________________
                                                                    ________________________________________________________________

                                                                     10. AGENT'S REPORT
                                                                    ________________________________________________________________

                                                                    Does the applicant have any existing life insurance policies or
                                                                    annuity contracts?                               [ ] Yes [ ] No

                                                                    Is this annuity being purchased to replace any existing
                                                                    life insurance or annuity policy(ies)?           [ ] Yes [ ] No


                                                                    ________________________________________________________________
                                                                                          AGENT'S SIGNATURE


                                                                    ________________________________________________________________
                                                                                                Phone


                                                                    ________________________________________________________________
                                                                                       Agent's Name and Number


                                                                    ________________________________________________________________
                                                                                       Name and Address of Firm


                                                                    ________________________________________________________________
                                                                                State License ID Number (Required for FL)


                                                                    ________________________________________________________________
                                                                                          Client Account Number
_________________________________________________________________   ________________________________________________________________

6404 (6/05)                                                                                                                APPVAPPNY
                                                                                                                           506
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